United States
 Securities and Exchange Commission
 Washington, D.C. 20549
_______________________________

FORM 8-K

 CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported):      October 27, 2010

 CytoGenix, Inc.
 (Exact name of registrant as specified in its charter)

 0-26807
(Commission File Number)

Nevada	76-048409

(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

710 N. Post Oak Road, Suite 410, Houston, TX	77024
(Address of principal executive offices)	(Zip Code)

(713) 780-0806
Registrant’s telephone number, including area code

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 27, 2010, Cytogenix, Inc ("CYGX.PK") (the “Company”) received a letter of resignation from Lex M. Cowsert.  Dr. Cowsert resigned his position as Chief Executive Officer, President and as a Director effective immediately.

The Company has appointed Cy Stein, M.D., Ph.D. to serve as President and Chief Executive Officer until a permanent replacement can be found.

 ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits.

99.1	Letter of Resignation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2010	CytoGenix, Inc.
By /s/ Steven M. Plumb Steven M. Plumb, Chief Financial Officer